                                                                                        EXHIBIT 23.1

                                              CONSENTS

      We hereby  consent  to the  references  made to us,  and to the use of our  names,  in this  Registration
Statement including the prospectus filed as a part thereof.

                                                                /s/ Stephen E. Pickett
                                                          -----------------------------------
                                                                  Stephen E. Pickett

                                                                /s/ Barbara E. Mathews
                                                          -----------------------------------
                                                                  Barbara E. Mathews

August 8, 2006